UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒          Definitive proxy statement
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JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in Its Charter)

Registrant
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 2, 2010

To the Shareholders of JOHNSON OUTDOORS INC.:

The Annual Meeting of Shareholders of Johnson Outdoors Inc. will be held on Tuesday, March 2, 2010 at 10:00 a.m., local time, at the Company’s headquarters, located at 555 Main Street, Racine, Wisconsin, for the following purposes:

1.	To elect six directors to serve for the ensuing year.

2.	To consider and act upon a proposal to approve and adopt the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan (the “JOI LTIP”).

3.	To consider and act upon a proposal to approve and adopt the Johnson Outdoors Inc. 2009 Employees’ Stock Purchase Plan (the “JOI ESPP”).

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Monday, January 4, 2010 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors, and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors. The holders of Class A common stock and Class B common stock, voting as a single class, are entitled to vote on the proposals to adopt the JOI LTIP and the JOI ESPP.

All shareholders of record are cordially invited to attend the meeting in person. Whether or not you plan to attend the annual meeting in person, please complete, sign, date and return the enclosed proxy in the accompanying self-addressed postage pre-paid envelope or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet (or, if your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct it to vote your shares) as soon as possible.

By Order of the Board of Directors
Alisa Swire
Secretary
Racine, Wisconsin
January 15, 2010

JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403

PROXY STATEMENT

Annual Meeting of Shareholders
To Be Held March 2, 2010

Important Notice Regarding the Availability of Proxy Materials for the 2010 Annual Meeting
of Shareholders
to be Held on March 2, 2010:
The Notice and this Proxy Statement and the accompanying Annual Report on Form 10-K are available at www.proxyvote.com

This Proxy Statement, which is first being mailed on or about January 15, 2010 to shareholders of record as of the close of business on January 4, 2010, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the “Company”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, to be used at the Annual Meeting of Shareholders of the Company to be held on Tuesday, March 2, 2010 at 10:00 a.m., local time, at the Company’s headquarters, located at 555 Main Street, Racine, Wisconsin, and at any adjournment or postponement thereof (the “Annual Meeting”).

You may vote by attending the Annual Meeting and voting in person by ballot, by completing the enclosed proxy card and then signing, dating and returning it in the postage pre-paid envelope provided or by completing your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet. Submitting a proxy now will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held of record in “street name” by a broker, nominee, fiduciary or other custodian and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. If you submit a proxy without giving voting instructions, the persons named as proxies on the proxy card will vote your shares (1) FOR the election of the directors named in this Proxy Statement, (2) FOR the approval and adoption of the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan (the “JOI LTIP”), and (3) FOR the approval and adoption of the Johnson Outdoors Inc. 2009 Employees’ Stock Purchase Plan (the “JOI ESPP”).

Historically, we have submitted to our shareholders at the Annual Meeting the ratification of our Audit Committee's appointment of our independent auditors.  We have not proposed that our shareholders vote on the ratification of our independent auditors at the 2010 Annual Meeting.  Our Audit Committee is currently requesting proposals from several independent auditors, including Ernst & Young, for bids to conduct the audit of our consolidated financial statements for the fiscal year ending October 1, 2010 (“fiscal 2010”).  This process has not yet been completed and, therefore, our Audit Committee has not yet selected our independent auditors for fiscal 2010.  Accordingly, we are unable to include an auditor ratification proposal in this Proxy Statement for consideration by our shareholders at the Annual Meeting.

As of the date of this Proxy Statement, the Company does not expect a vote to be taken on any matters at the Annual Meeting other than the proposals set forth in the Notice of Annual Meeting of Shareholders. A properly executed proxy gives the persons named as proxies on the proxy card authority to vote in their discretion with respect to any other matters that properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place. The individuals named as proxies, and acting thereunder, will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting.

If you hold shares of the Company’s common stock as a participant in the Company’s 401(k) Retirement and Savings Plan, (the “Retirement and Savings Plan”), the trustee for the Retirement and Savings Plan will vote the shares you hold through the Retirement and Savings Plan as you direct. The Company will provide Retirement and Savings Plan participants who hold Company common stock through the Retirement and Savings Plan with forms on which participants may communicate their voting instructions. If voting directions are not received for shares held in the Retirement and Savings Plan, those shares will be voted in the same proportion as the votes cast by the other Retirement and Savings Plan participants.

You may revoke your proxy at any time before it is actually voted by giving notice in writing to the Secretary of the Company, by requesting a ballot at the Annual Meeting and voting in person or by submitting a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian. If a shareholder properly signs and returns the proxy card but does not specify how to vote, then the shareholder’s shares will be voted in FAVOR of the election of the directors listed in the enclosed proxy, in FAVOR of the approval and adoption the JOI LTIP, and in FAVOR of the approval and adoption of the JOI ESPP.

Telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that the shareholder must bear.

The record date for shareholders entitled to notice of and to vote at the Annual Meeting is January 4, 2010. On the record date, the Company had outstanding and entitled to vote 8,288,310 shares of Class A common stock and 1,216,464 shares of Class B common stock. Holders of Class A common stock, voting as a separate class, elect two directors and are entitled to one vote per share for directors designated to be elected by holders of Class A common stock. Holders of Class B common stock elect the remaining directors and are entitled to one vote per share for directors designated to be elected by holders of Class B common stock. Holders of Class A common stock and Class B common stock, voting together as a single voting group, are entitled to vote on the proposals to adopt the JOI LTIP and the JOI ESPP. The holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share on these two proposals.

ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company’s Articles of Incorporation provide that holders of Class A common stock have the right to elect 25 percent, or the next highest whole number, of the authorized number of directors and the holders of Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will be entitled to elect two directors and holders of Class B common stock will be entitled to elect four directors. Terry E. London and John M. Fahey, Jr. (the “Class A Directors”) are the nominees designated to be voted on by the holders of Class A common stock, and Helen P. Johnson-Leipold, Thomas F. Pyle, Jr., Edward F. Lang and W. Lee McCollum (the “Class B Directors”) are the nominees designated to be voted on by the holders of Class B common stock.

Properly completed proxies (whether by Internet, telephone or mail) received from holders of Class A common stock will, unless otherwise directed, be voted for the Class A Directors and properly completed proxies (whether by Internet, telephone or mail) received from holders of Class B common stock will, unless otherwise directed, be voted for the Class B Directors. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case assuming a quorum is present at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the meeting by such class. Consequently, the six directors receiving the most votes, taking into account the Company's two class voting structure, will be elected.

Listed below are the nominees of the Board of Directors for election at the Annual Meeting. Each of the nominees is presently a director of the Company. The Company anticipates that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors).

Name	Age	Business Experience During Last Five Years	Director Since

Class A Directors

Terry E. London	60	President of London Broadcasting Company, Inc., a media company, since 2007. President of London Partners LLC, a private investment firm, from 2001 until 2007. Managing Partner of 41 Entertainment LP, a television production company, since 2004. Director of Pier 1 Imports, Inc.	1999
John M. Fahey, Jr.	58	President and Chief Executive Officer and Chairman of the Executive Committee of the Board of Trustees of the National Geographic Society, a nonprofit scientific and educational organization, since 1998. Director of Exclusive Resorts. Member of the Board, Smithsonian National Museum of Natural History.	2001
Class B Directors

Helen P. Johnson-Leipold	53	Chairman and Chief Executive Officer of the Company since 1999. Chairman and Director of Johnson Financial Group, Inc. Director of S.C. Johnson & Son, Inc. (manufacturer of household consumer products) and JohnsonDiversey, Inc. (manufacturer of commercial cleaning and hygiene products and solutions).	1994
Thomas F. Pyle, Jr.	68	Vice Chairman of the Board of the Company since 1997. Chairman of The Pyle Group, a financial services and investments firm, since 1996. Director of Sub Zero Corporation. Trustee, Wisconsin Alumni Research Foundation. Member, Kennedy Center National Advisory Board.	1987
W. Lee McCollum	60	Vice Chairman and Director of Johnson Financial Group, Inc. Director of Sigma-Aldrich Corporation. Chairman of the Board and Director of Le Groupe Fruits & Passion from 2008 until 2010. Executive Vice President and Chief Financial Officer of S.C. Johnson & Son, Inc. from 2006 until 2008. Senior Vice President and Chief Financial Officer of S.C. Johnson & Son, Inc. from 1997 until 2006.	2005
Edward F. Lang	47	President of Business Operations and Alternate Governor of the Nashville Predators (the “Predators”), a National Hockey League team, since 2007. Executive Vice President of Finance and Administration and Chief Financial Officer of the Predators from 2003 until 2007. Senior Vice President and Chief Financial Officer of the Predators from 1997 until 2003. Chairman of Nashville’s Adventure Science Center. Director of the Nashville Predators Foundation and Nashville Downtown Partnership.	2006

DIRECTORS' MEETINGS AND COMMITTEES

Meetings and Attendance

The Board of Directors has standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. During the year ended October 2, 2009 ("fiscal 2009"), there were ten meetings of the Board of Directors, one meeting of the Executive Committee, ten meetings of the Audit Committee, four meetings of the Compensation Committee and two meetings of the Nominating and Corporate Governance Committee. Each director attended at least 75 percent of the aggregate number of (i) meetings of the Board of Directors held during the period for which he or she was a director during fiscal 2009 and (ii) meetings of the committees on which the director served during fiscal 2009.

Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2009, the outside directors met in executive session at least two times in accordance with the requirements of the NASDAQ Stock Market.

Committees

Executive Committee.  The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and in discharging the Board of Directors’ responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. Present members of the Executive Committee are Ms. Johnson-Leipold and Mr. Pyle.

Audit Committee.  The Audit Committee presently consists of Messrs. London (Chairman), Pyle and Fahey. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent registered public accounting firm and determine its compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent registered public accounting firm and internal auditors; (4) provide an open avenue of communication among the independent registered public accounting firm, management, the internal auditors, and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee's report required by the rules of the Securities and Exchange Commission (“SEC”) appears on pages 9-10.

Compensation Committee.  The Compensation Committee presently consists of Messrs. Pyle (Chairman), Fahey and London. The Compensation Committee discharges the responsibilities of the Board of Directors relating to the compensation programs and compensation of the Company’s directors, officers and, at the option of the Committee, other managerial personnel of the Company and its subsidiaries, including, without limitation, fixing the cash compensation of such persons, establishing and administering compensation and benefit plans for such persons and determining awards thereunder. Generally, the Compensation Committee also administers all equity-based plans, such as stock option and restricted stock plans in accordance with the terms of such plans.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee presently consists of Messrs. Fahey (Chairman), London and Pyle. The Nominating and Corporate Governance Committee provides assistance to the Board of Directors in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors; (3) reporting annually to the Board of Directors regarding the Nominating and Corporate Governance Committee’s evaluation and assessment of the performance of the Board, and (4) taking a leadership role in shaping the corporate governance of the Company.

Charters of Committees

The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Executive Committee, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Company maintains a website at www.johnsonoutdoors.com. The Company makes available on its website, free of charge, copies of each of these charters. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference in, this Proxy Statement.

CORPORATE GOVERNANCE MATTERS

The Company is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and its shareholders. The Board of Directors has adopted Corporate Governance Guidelines which the Company has published on its website at www.johnsonoutdoors.com.

Director Independence

The Board of Directors has determined that the Company is a “Controlled Company,” as defined in NASDAQ Stock Market Listing Rule 5615(c)(1). The Board has based this determination on the fact that Helen P. Johnson-Leipold is deemed to be the beneficial owner of more than 50 percent of the voting power of the Company. The Company therefore is exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirement to maintain a Nominating and Corporate Governance Committee and a Compensation Committee composed entirely of independent directors. Notwithstanding such exemption, the Board of Directors has reviewed the independence of the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based upon this review of the six nominees, the Board of Directors has determined that each of the following directors was independent under the NASDAQ listing standards:

John M. Fahey, Jr.
Edward F. Lang
Terry E. London
Thomas F. Pyle, Jr.

The Board of Directors determined that Ms. Johnson-Leipold and Mr. McCollum were not independent in accordance with such standards. Ms. Johnson-Leipold was not independent because she is an executive officer of the Company. Mr. McCollum is not independent because he is the Vice Chairman and a Director of Johnson Financial Group, Inc., a company controlled by members of Ms. Johnson-Leipold's family.

Director Nominations

The Company has a standing Nominating and Corporate Governance Committee. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.

The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee, including the following information: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the common stock (of each class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the common stock (regardless of class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. The Company’s Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not more than 90 days prior to the date of the annual meeting and not later than the close of business on the later of (i) the 60th day prior to the annual meeting and (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made.

The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating and Corporate Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Nominating and Corporate Governance Committee believes that the following specific qualities and skills are necessary for all Company directors to possess:

•	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.

•	A director should have expertise and experience relevant to the Company’s business, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.

•	A director should have demonstrated the ability to work well with others.

Communications between Shareholders and the Board of Directors

Shareholders may communicate with the Board of Directors by writing to the Board of Directors (or, at the shareholder’s option, to a specific director) care of the Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403. Subject to the conditions described below, the Secretary will ensure that this communication (assuming it is properly addressed to the Board of Directors or to a specific director) is delivered to the Board of Directors or the specified director, as the case may be. Each such communication should indicate that the sender is a shareholder of the Company and that the sender is directing the communication to one or more individual directors or to the Board of Directors as a whole.

All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors or the individual directors on an as needed basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or its business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Company or where it is a stock-related matter.

Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. All of the incumbent directors serving as a director at the time of the meeting attended the Company’s Annual Meeting of Shareholders occurring on February 26, 2009.

Employee Code of Conduct and Code of Ethics and Procedures for Reporting of Accounting Concerns

The Company has adopted an Employee Code of Business Conduct (the “Code of Conduct”). The Company requires all directors, officers and employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the Company’s directors, officers and employees avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. The Company has placed a copy of the Code of Conduct on its website located at www.johnsonoutdoors.com. In addition, all directors, officers and salaried employees are required to complete compliance training on the Code of Conduct and certain other subjects on an annual basis.

The Company also adopted a Code of Ethics for the Chief Executive Officer and Senior Financial and Accounting Officers (the “Code of Ethics”), which governs the conduct of the Company’s Chief Executive Officer, Chief Financial Officer and its other senior financial officers and executives. The Code of Ethics supplements the Code of Conduct and is intended to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; provide full, fair, accurate, timely and understandable disclosure in the Company’s public documents; promote compliance with applicable laws and regulations; ensure the prompt reporting of violations of the Code of Ethics; and provide accountability for adherence to the Code of Ethics. The Company has placed a copy of the Code of Ethics on its website located at www.johnsonoutdoors.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate website.

Further, the Company has established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal financial control or auditing matters. These procedures provide protections to employees who report possible Company misconduct.

Assessing the Performance of the Board and Individual Directors

The Nominating and Corporate Governance Committee is responsible to report annually to the Board of Directors regarding the Committee's assessment and evaluation of the performance of the Board as a whole. This report and assessment is discussed with the full Board and includes specific review of performance areas in which the Nominating and Corporate Governance Committee believes a better contribution could be made. The purpose of this assessment and evaluation is to increase the effectiveness of the Board as a whole and not necessarily to focus on individual Board members.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee is comprised of three members of the Company’s Board of Directors. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent under the applicable standards and rules of the NASDAQ Stock Market and the SEC. The duties and responsibilities of the Company’s Audit Committee are set forth in the Audit Committee Charter, which may be found on the Company’s website at www.johnsonoutdoors.com.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has:

•
reviewed and discussed the Company’s audited financial statements for the fiscal year ended October 2, 2009, with the Company’s management and with the Company’s independent registered public accounting firm;

•
discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon the above-described review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended October 2, 2009 for filing with the SEC.

The Audit Committee of the Board of Directors

Terry E. London, Chairman
Thomas F. Pyle, Jr.
John M. Fahey, Jr.

Audit Committee Financial Expert

The Company’s Board of Directors has determined that one of the members of the Audit Committee, Terry E. London, qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees the Company was billed for audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP, during fiscal years 2009 and 2008:

Service Type	2009	2008
Audit Fees (1)	$929,508	$1,145,348
Audit-Related Fees	5,000	—
Tax Fees	26,083	—
All Other Fees	—	—
Total Fees Billed	$960,591	$1,145,348

(1)
Includes fees for: professional services rendered in connection with the audit of the Company’s financial statements and the effectiveness of the Company's internal control over financial reporting for the fiscal year ended October 3, 2008; the reviews of the financial statements included in each of the Company’s quarterly reports on Form 10-Q during such fiscal years; and consents and assistance with documents filed by the Company with the SEC.

The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Ernst & Young LLP.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s independent registered public accounting firm. These non-audit services are evaluated by the Audit Committee taking into account scope, fees, and applicable laws and regulations (including SEC rules) related to the independence of the independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting.

Since the effective date of the SEC rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of the Company’s independent registered public accounting firm to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth certain information as of December 8, 2009 regarding the beneficial ownership of each class of Company common stock by each director (including each incumbent and nominee director), each person known by the Company to own beneficially more than 5 percent of either class of the Company’s common stock (including any “group” as set forth in Section 13(d)(3) of the Exchange Act), each of the officers named in the Summary Compensation Table in this Proxy Statement (the “Named Executive Officers”), and all directors and current executive officers as a group based upon information furnished by such persons or in information otherwise publicly available in filings with the SEC.

The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated in the footnotes, the persons listed below have sole voting and investment power over the shares beneficially owned. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of December 8, 2009 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 8,288,310 shares of Class A common stock and 1,216,464 shares of Class B common stock outstanding as of December 8, 2009.

	Class A Common Stock(1)		Class B Common Stock(1)
Name and Address	Number of Shares	Percentage of Class Outstanding	Number of Shares	Percentage of Class Outstanding
Johnson Bank 555 Main Street Racine, Wisconsin 53403	2,716,135(2)	32.8%	42,830(2)	3.5%
Helen P. Johnson-Leipold 555 Main Street Racine, Wisconsin 53403	1,345,980(3)	16.1%	1,168,366(3)	96.1%
Dr. H. Fisk Johnson 555 Main Street Racine, Wisconsin 53403	929,461(4)	11.2%	–	–
TowerView LLC c/o The Corporation Trust Company Corporation Trust Center 1209 Orange Street Wilmington, Delaware 19801	925,000(5)	11.2%	–	–
Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, CA 90401	674,962(6)	8.1%	–	–
Warren B. Kanders One Landmark Square, 22nd Floor Stamford, CT 06901	418,341(7)	5.1%	–	–
Thomas F. Pyle, Jr.	45,288(8)	*	–	–
John M. Fahey, Jr.	34,635(9)	*	–	–
Terry E. London	18,762(10)	*	–	–
David W. Johnson	31,264	*	–	–
W. Lee McCollum	12,150(11)	*	–	–
Edward F. Lang	9,258	*	–	–
All directors and current executive officers as a group (7 persons)	1,497,337	18.1%	1,168,366	96.1%

(1)
Shares of Class B common stock (“Class B Shares”) are convertible on a share-for-share basis into shares of Class A common stock (“Class A Shares”) at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table does not include Class A Shares which may be acquired upon the conversion of Class B Shares.

(2)
Johnson Bank reports sole voting and investment power with respect to 562,365 Class A Shares and 21,772 Class B Shares, and shared voting and investment power with respect to 2,153,770 Class A Shares and 21,058 Class B Shares. Of the 2,153,770 Class A Shares for which Johnson Bank reports shared voting and investment power, Ms. Johnson-Leipold also reports beneficial ownership of 949,873 of these shares and Dr. Johnson also reports beneficial ownership of 527,827 of these shares. Ms. Johnson-Leipold is indirectly the controlling shareholder of Johnson Bank.

(3)
Ms. Johnson-Leipold reports shared voting and investment power with respect to all of the Class A Shares (other than with respect to 281,643 Class A Shares). Ms. Johnson-Leipold beneficially owns such Class A Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by certain members of Samuel C. Johnson’s family or related entities (the “Johnson Family”) and as a controlling shareholder, with trusts for the benefit of the Johnson Family, of certain corporations. Of the 1,064,337 Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 949,873 of these shares and Dr. Johnson also reports beneficial ownership of 29,308 of these shares. Ms. Johnson-Leipold reports sole voting and investment power with respect to 1,168,366 Class B Shares directly held by the Johnson Outdoors Inc. Class B Common Stock Voting Trust, of which she is voting trustee. The 281,643 Class A Shares for which Ms. Johnson-Leipold reports sole voting and investment power include options to acquire 90,000 Class A Shares, 101,760 shares of restricted stock and 4,105 Class A Shares held by the Johnson Outdoors 401(k) Retirement and Savings Plan.

(4)
Dr. Johnson reports sole voting and investment power with respect to 401,634 Class A Shares, which he holds directly, as the sole trustee of the Herbert F. Johnson Distributing Trust and the HFJ Foundation Trust and as the controlling shareholder of S.C. Johnson & Son, Inc. Dr. Johnson reports shared voting and investment power with respect to 527,827

Class A Shares, which are held either by Dr. Johnson’s revocable trusts or by certain partnerships or corporations in which Dr. Johnson or his revocable trust are general partners or shareholders. Of these 527,827 Class A Shares, all are also reported as beneficially owned by Johnson Bank.

(5)
The information is based on a report on a Form 13F-HR filed October 14, 2009 by TowerView LLC with the Securities and Exchange Commission reporting its beneficial ownership as of September 30, 2009. TowerView reported sole voting and investment power with respect to the Class A Shares.

(6)
The information is based on a Schedule 13F-HR, dated October 29, 2009, filed by Dimensional Fund Advisors LP, a registered investment advisor (“Dimensional”), with the Securities and Exchange Commission reporting its beneficial ownership as of September 30, 2009. Dimensional reported sole voting and sole investment power with respect to 671,722 of the reported shares and no voting and investment power with respect to 3,240 of the voting shares.  Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(7)
The information is based on a Schedule SC 13D dated December 31, 2008 filed by Warren B. Kanders (“Kanders”) with the Securities and Exchange Commission. Kanders reported that as of December 31, 2008 it beneficially owned 418,341 Class A Shares with shared voting and investment power over all such shares.

(8)	Includes options to acquire 16,099 Class A Shares, which options are exercisable within 60 days.

(9)	Includes options to acquire 18,879 Class A Shares, which options are exercisable within 60 days.

(10)	Includes options to acquire 4,254 Class A Shares, which options are exercisable within 60 days.

(11)	Includes options to acquire 2,304 Class A Shares, which options are exercisable within 60 days.

At December 8, 2009, the Johnson Family beneficially owned 3,801,518 Class A Shares, or approximately 45.9 percent of the outstanding Class A Shares, and 1,211,196 Class B Shares, or approximately 99.6 percent of the outstanding Class B Shares.

EXECUTIVE OFFICERS

The following table sets forth the name, age, current position and principal occupation and employment during the past five years of the executive officers of the Company who are not nominees for directors:

Name	Age	Current Position	Other Positions
David W. Johnson	46	Vice President and Chief Financial Officer of the Company since November 2005.
From July 2005 to November 2005, Mr. Johnson served as Interim Chief Financial Officer and Treasurer of the Company. From December 2001 to July 2005, he served as Director of Operations Analysis of the Company. Prior to joining the Company, Mr. Johnson was employed by Procter & Gamble in a series of finance positions with increasing responsibility.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information for fiscal years 2009 and 2008 regarding the compensation paid by Johnson Outdoors to our principal executive officer and principal financial officer (who are referred to as the “named executive officers” in this proxy statement).

Name and Principal Position	Year	Salary	Bonus (1)	StockAwards(2)	Non-Equity Incentive Plan Comp.	All Other Comp. (3)	Total
Helen P. Johnson-Leipold, CEO	2009	$542,500	0	$139,351	0	$ 32,350	$ 714,201
	2008	$555,000	0	$240,278	0	$ 75,849	$ 795,278
David W. Johnson, CFO	2009	$248,223	0	$ 36,085	0	$ 28,553	$ 312,861
	2008	$250,273	0	$ 39,583	0	$ 34,564	$ 324,420

(1)
The named executive officers are eligible to receive annual incentive cash bonuses under our Cash Bonus Plan. Additionally, our Compensation Committee has discretionary authority to award annual bonuses under the Cash Bonus Plan. The calculation of annual incentive bonuses under this bonus plan is generally comprised of two elements, consisting of achieving individual pre-established objectives and comparing Company performance against financial performance measures.  The amounts in this column reflect the individual component of the named executive officer’s annual bonus under our Cash Bonus Plan.  For fiscal years 2009 and 2008, no bonuses were awarded by our Compensation Committee to the named executive officers.

(2)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for fiscal years 2009 and 2008, in accordance with Accounting Standards Codification Topic 718-10 (formerly SFAS 123R), of restricted stock awards granted pursuant to our 2000 Long Term Stock Incentive Plan and, thus, include amounts from awards granted prior to the applicable fiscal year that vested in fiscal years 2009 and 2008, respectively. Assumptions used in the calculation of this amount for fiscal years 2009 and 2008 are included in footnote 12 to our audited consolidated financial statements, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 11, 2009.

(3)
The table below shows the components of this column, which include an approved match for each named executive officer’s 401(k) plan contributions, approved contributions credited to the individual’s qualified retirement plan, approved contributions to the individual’s non-qualified retirement plan account and perquisites provided to each individual for fiscal years 2009 and 2008.

Name	Year	401(k) Match	Qualified Plan Contributions	Non-Qualified Plan Contributions	Perquisites(a)	Total “All Other Compensation”
Helen P. Johnson-Leipold	2009	$7,350	$16,500	$0	$8,500	$32,350
	2008	$6,900	$18,000	$42,449	$8,500	$75,849
David W. Johnson	2009	$6,660	$14,893	$0	$7,000	$28,553
	2008	$7,286	$17,644	$ 2,634	$7,000	$34,564

(a)
Perquisites consist of reimbursements made to the named executive officer under the Executive Flexible Spending Account Plan for personal financial planning services, for purchases of business equipment for business needs and/or for certain association membership dues.

Stock Awards

On December 3, 2008, we made specified grants of shares of restricted stock of 17,422 shares to Ms. Johnson-Leipold and 4,839 shares to Mr. Johnson. The shares of restricted stock vest on the fifth anniversary of the grant date and had a grant date fair value per share of $6.38 as determined pursuant to Accounting Standards Codification Topic 718-10 (formerly SFAS No. 123R). Additionally, on the same date our Compensation Committee established a performance award target of $222,300 for Ms. Johnson-Leipold and $61,750 for Mr. Johnson. These awards, if earned, were required to be paid in the form of shares of restricted stock with three-year vesting, if a minimum level of cash flow was achieved by the end of fiscal 2009. The amount earned under these awards can span from 50 percent to 150 percent of the target amount based on a level of cash flow generated during fiscal 2009 that ranges from 80 percent to 125 percent of the target cash flow. No awards would be earned if cash flow generated in fiscal 2009 was less than 80 percent of targeted levels for the applicable period.  Based upon our results for fiscal 2009, the performance award goals were achieved at a level of 128% of the target.  Accordingly, the value of the restricted stock award was granted at 150% of the targeted levels or $333,450 for Ms.  Johnson-Leipold and $92,625 for Mr. Johnson.  Based upon a grant date fair value per share of $9.67, we made specified grants of shares of restricted stock on December 7, 2009 of 34,483 shares to Ms. Johnson-Leipold and 9,583 shares to Mr. Johnson.  These shares of restricted stock vest on the third anniversary of the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding unexercised options and unvested shares of restricted stock held by the named executive officers at October 2, 2009.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (4)
Helen P. Johnson-Leipold	30,000	—	7.625	12/13/09(1)	17,422(5)	$158,540
	30,000	—	5.3125	12/11/10(2)	10,072(6)	$ 91,655
	30,000	—	7.4175	12/13/11(3)	12,208(7)	$111,093
David W. Johnson	—	—	—	—	4,839(5)	$ 44,035
	—	—	—	—	2,798(6)	$ 25,462
	—	—	—	—	3,391(7)	$ 30,858

(1)	The common stock options vested pro rata over a three-year period on December 13th of 2000, 2001 and 2002.

(2)	The common stock options vested pro rata over a three-year period on December 11th of 2001, 2002 and 2003.

(3)	The common stock options vested pro rata over a three-year period on December 13th of 2002, 2003 and 2004.

(4)	Market value equals the closing per share market price of our common stock on October 2, 2009, which was $9.10, multiplied by the number of shares of restricted stock.

(5)	The shares of restricted stock vest on December 3, 2013, the fifth anniversary of the grant date.

(6)	The shares of restricted stock vest on December 7, 2012, the fifth anniversary of the grant date.

(7)	The shares of restricted stock vest on December 4, 2011, the fifth anniversary of the grant date.

Employment Agreements

We have not entered into any employment agreements with the named executive officers.

Post-Employment Compensation

Pension Benefits

Currently, Johnson Outdoors does not provide the named executive officers with pension benefits. U.S.-based executive officers are eligible to participate in the Johnson Outdoors Retirement and Savings 401(k) Plan on the same terms as other U.S.-based employees. In any plan year, we may make matching contributions to a participant’s account equal to three percent on the first six percent of an employee’s annual wages. All named executive officers participated in the 401(k) plan during fiscal 2009 and received matching contributions.

The Johnson Outdoors’ Deferred Compensation Plan was amended and restated on September 18, 2007. The Non-Qualified Deferred Compensation Plan provides an opportunity for the named executive officers to defer a portion of their compensation and uses such deferral to encourage the continued loyalty and service of such persons to the Company. Eligible participants of this plan are designated by the Compensation Committee as Highly Compensated Employees (HCE) under the definition of the Internal Revenue Code. A participant’s election shall specify the percentage (in increments of one percent to a maximum of 13 percent) of the participant’s base compensation. Participants may also specify the percentage (in increments of one percent to a maximum of seven percent) of their cash bonus for deferral under the plan. A participant who makes a bonus deferral under this plan may be entitled to a matching contribution credit, determined and credited following the conclusion of each plan year, equal to 50 percent of the first six percent of the participant’s annual bonus award that the participant elects to have contributed to his/her account as a bonus deferral. Participants designate how his or her account shall be deemed to be invested among the investment options. Each day that the U.S. financial markets are open, the account of each participant will be credited (or charged) based upon the investment gain (or loss) that the participant would have realized with respect to his or her account since the immediately preceding valuation date had the account been invested in accordance with the participant’s investment election. The named executive officers have made elections for distributions allowed by the Non-Qualified Deferred Compensation Plan upon separation from service. The distribution of the named participant’s pre-2005 account, if applicable, would be made or commence on the first day of the month that is at least 60 days following the date the participant separates from service. Named participants’ post-2004 account distributions, if applicable, would commence on the first day of the month following the six month anniversary of the participant’s separation from service.

Potential Payments/Benefits Upon Termination or Change of Control

Pursuant to the terms of the Stock Incentive Plan, a change of control of the Company provides for the immediate vesting of all outstanding stock options and retention-based shares of restricted stock.

DIRECTOR COMPENSATION

Johnson Outdoors uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. Each director who is not an employee of Johnson Outdoors or one of our subsidiaries (“an outside director”) is entitled to receive an annual retainer of $25,000 and, generally, $1,500 for each meeting of the Board of Directors or committee he or she attends (non-committee board members receive 75 percent of this amount when such individuals is asked to attend a committee meeting). The Vice Chairman of the Board of Directors receives an additional annual retainer of $40,000. The Audit Committee chairman receives an additional annual retainer of $10,000; the chairs of all other committees of the Board of Directors receive an additional annual retainer of $5,000 for each committee chaired by the director. For the period March 1, 2009 through October 2, 2009, the directors determined to voluntarily reduce their meeting fees by 20 percent.

In 2003, the Board of Directors approved a Non-Employee Director Stock Ownership Plan that provides compensation to outside directors. Directors who are not outside directors receive no additional compensation for service as members of our Board of Directors or of any Board committees. All directors in fiscal 2009 were outside directors other than Helen P. Johnson-Leipold, our Chairman and Chief Executive Officer. The Non-Employee Director Stock Ownership Plan provides for up to 150,000 shares of our Class A common stock to be issued to outside directors. The plan provides that upon first being elected or appointed as one of our directors, and thereafter on the first business day after the annual meeting of shareholders, each of our outside directors automatically receives a restricted stock award during the existence of the 2003 Non-Employee Director Stock Ownership Plan.

The award under the Non-Employee Director Stock Ownership Plan is intended to deliver a greater portion of director compensation in the form of equity, with the amount on the date of the award being equal to $25,000 and the shares of restricted stock being valued at their fair market value per share on the date of the award. The shares of Class A common stock granted to outside directors in the form of restricted stock awards cannot be sold or otherwise transferred while the outside director remains a director; thereafter the restrictions will lapse. However, an outside director may transfer the shares to any trust or other estate in which the director has a substantial interest, to a trust of which the director serves as trustee, or to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

Director Summary Compensation Table

The following table provides information concerning the compensation paid by Johnson Outdoors in fiscal 2009 to each of the outside directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Thomas F. Pyle, Jr.	$ 93,600	$25,000	$118,600
John M. Fahey, Jr.	$ 58,800	$25,000	$ 83,800
Terry E. London	$ 64,500	$25,000	$ 89,500
W. Lee McCollum	$ 46,425	$25,000	$ 71,425
Edward F. Lang	$ 47,625	$25,000	$ 72,625

(1)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for fiscal 2009, in accordance with SFAS 123R (codified in FASB ASC 718-10) of restricted stock awards granted pursuant to the Non-Employee Director Stock Ownership Plan. Assumptions used in the calculation of this amount are included in footnote 12 to our audited consolidated financial statements, included in the Annual Report on Form 10-K  filed with the SEC on December 11, 2009.

The following table provides certain information regarding outstanding shares of our restricted Class A common stock issued to our outside directors in fiscal 2009 pursuant to the Non-Employee Director Stock Ownership Plan. The shares of restricted stock vested on the grant date.

Director	Number of Shares	Grant Date	Grant Date Fair Market Value(*)
Thomas F. Pyle, Jr.	5,176	2/27/09	$25,000
John M. Fahey, Jr.	5,176	2/27/09	$25,000
Terry E. London	5,176	2/27/09	$25,000
W. Lee McCollum	5,176	2/27/09	$25,000
Edward F. Lang	5,176	2/27/09	$25,000

*
The value of the award is based upon the grant date fair value of the award determined pursuant to SFAS 123R (codified in FASB ASC 718-10). See note 12 to our consolidated financial statements filed with the SEC on December 11, 2009 as part of the Annual Report on Form 10-K for the assumptions relied on in determining the value of these awards.

(2)	The following table identifies the aggregate number of stock options and shares of restricted Class A common stock as of October 2, 2009 held by each outside director:

Name of Outside Director	Number of Shares of Class A Common Stock Subject to Common Stock Options Outstanding as of October 2, 2009	Number of Shares of Restricted Class A Common Stock Outstanding as of October 2, 2009
Thomas F. Pyle, Jr.	16,099	29,189
John M. Fahey, Jr.	18,879	15,756
Terry E. London	4,254	14,508
W. Lee McCollum	2,304	9,846
Edward F. Lang	----	9,258

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions
The Company purchases certain services primarily from S.C. Johnson & Son, Inc. (“S.C. Johnson”) and, to a lesser extent, from other organizations controlled by Johnson Family members (including Ms. Johnson-Leipold) and other related parties. For example, the Company leases its headquarters facility from Johnson Financial Group and S.C. Johnson provides the Company with (1) administrative services pertaining to items such as office equipment leasing and travel services, (2) information processing and telecommunication services, and (3) from time to time, certain loaned employees. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during fiscal 2009 was approximately $1,579,037.

Review and Approval of Related Person Transactions

The charter for the Audit Committee provides that it is responsible for the review and approval of related party transactions in accordance with NASDAQ listing requirements. Based upon the Audit Committee's review, the Company believes that all related person transactions described above were at arms-length and contained terms that were no less favorable than what could have been obtained from an unaffiliated third party. The Board of Directors has adopted a formal written set of policies and procedures for the review, approval and ratification of related person transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and more than 10 percent shareholders to file with the SEC reports on prescribed forms of their beneficial ownership and changes in beneficial ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 reports were required to be filed, the Company believes that during fiscal 2009 and fiscal 2010 to date, all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10 percent shareholders were filed on a timely basis, except Mr. Johnson filed a Form 4 report on November 12, 2009 reporting transactions occurring on December 12, 2008 and October 28, 2009, and Ms. Johnson-Leipold filed a Form 4 report on November 13, 2009 reporting a transaction occurring on October 28, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 Ernst & Young LLP served as our auditors for the fiscal year ended October 2, 2009.  It is expected that a representative of Ernst & Young LLP will be present at our Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Historically, we have submitted to our shareholders at the Annual Meeting the ratification of our Audit Committee's appointment of our independent auditors.  We have not proposed that our shareholders vote on the ratification of our independent auditors at the 2010 Annual Meeting.  Our Audit Committee is currently requesting proposals from several independent auditors, including Ernst & Young, for bids to conduct the audit of our consolidated financial statements for the fiscal year ending October 1, 2010.  This process has not yet been completed and, therefore, our Audit Committee has not yet selected our independent auditors for fiscal 2010.  Accordingly, we are unable to include an auditor ratification proposal in this Proxy Statement for consideration by our shareholders at the Annual Meeting.

Although the auditor ratification proposal is not included on the agenda for the 2010 Annual Meeting, our Board of Directors still believes that it is appropriate as a matter of policy to request that our shareholders ratify the appointment of our independent registered public accounting firm.  We expect that the auditor ratification proposal will continue to be included for vote by our shareholders at future annual meetings of our shareholders.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share information, as of October 2, 2009, for the Company’s equity compensation plans, including the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan and the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan.  All of these plans have been approved by the Company’s shareholders.

Plan Category	Number of Common Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Common Shares Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	180,288	$ 8.23	436,745(1)

(1)
All of the available shares under the 2003 Non-Employee Director Stock Ownership Plan (78,937) and under the 2000 Long-Term Stock Incentive Plan (353,554) may be issued upon the exercise of stock options or granted as non-vested stock, and, in the case of the 2000 Long-Term Stock Incentive Plan, as share units.

APPROVAL OF THE ADOPTION OF OUR

2010 LONG-TERM STOCK INCENTIVE PLAN

The Board of Directors (the “Board”) unanimously approved the adoption of the 2010 Long-Term Stock Incentive Plan (the “JOI LTIP”) on December 7, 2009 and is submitting the JOI LTIP to shareholders for their approval and adoption at the 2010 Annual Meeting. The purpose of the JOI LTIP is to enhance the ability of the Company and its Affiliates (as defined below) to attract and retain employees who will make substantial contributions to the Company's long-term business growth and to provide meaningful incentives to such employees which are directly linked to the profitability of the Company's businesses and increases in shareholder value.  In addition, the JOI LTIP is designed to encourage and provide opportunities for stock ownership by such employees, which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

Prior to the effective date of the JOI LTIP, the Company had in effect the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (“JOI 2000 LTIP”), which was effective December 13, 1999.  The JOI 2000 LTIP terminated by its terms on December 13, 2009. No shares remain available under the JOI 2000 LTIP, and no new awards will be granted under the JOI 2000 LTIP. Awards granted under the JOI 2000 LTIP and still outstanding will continue to be subject to all terms and conditions of the JOI 2000 LTIP.

A summary of the JOI LTIP appears below. This summary is qualified in its entirety by reference to the full text of the JOI LTIP which is attached as Appendix A to this proxy statement.

Plan Administration Description

The JOI LTIP shall be administered by the Compensation Committee of the Board.  The Compensation Committee shall be composed of not fewer than two members of the Board, each of whom shall (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an “outside director” within the meaning of section 162(m) of the of Internal Revenue Code (the “Code”). If at any time the Compensation Committee shall not be in existence, the Board shall administer the JOI LTIP. The Compensation Committee shall have full discretionary power and authority to: (i) designate Participants; (ii) determine the type or types of awards to be granted to each Participant under the JOI LTIP; (iii) determine the number of shares to be covered by awards granted to Participants; (iv) determine the terms and conditions of any award granted to a Participant; (v) determine under what circumstances awards granted to Participants may be amended, modified, or cancelled; (vi) interpret and administer the JOI LTIP and any instrument, agreement or award made under the JOI LTIP; (vii) establish, amend, suspend or waive such rules and regulations and appoint agents for the proper administration of the JOI LTIP; and (viii) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the JOI LTIP.  Unless otherwise expressly provided in the JOI LTIP, all designations, determinations, interpretations and other decisions under the JOI LTIP shall be within the sole discretion of the Compensation Committee, and will be binding on all parties.

Effective Date

The JOI LTIP shall be effective as of December 14, 2009 (“Effective Date,”) subject to the approval of the JOI LTIP by the shareholders of the Company within twelve (12) months of the date the Plan was adopted by the Board. No Awards may be made under the JOI LTIP after December 13, 2019, or earlier if terminated by the Board.  However, unless otherwise expressly provided in the JOI LTIP or in an applicable Award, any Award granted prior to the termination date may extend beyond such date, and, to the extent set forth in the JOI LTIP, the authority of the Compensation Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or restrictions with respect to any such Award shall extend beyond the termination date.

Shares Available Under the JOI LTIP

Subject to adjustment in accordance with the terms of the JOI LTIP, the maximum number of shares of common stock available for Stock Options, Stock Appreciation Rights or Restricted Stock awards or Restricted Stock Units granted under the JOI LTIP (“Awards”) shall be 1,000,000. The total number of shares subject to Awards to any one Participant during any fiscal year of the Company shall not exceed 150,000 shares (reduced, in the initial Fiscal Year in which the JOI LTIP is effective, by the number of shares subject to options granted to a Participant under the JOI 2000 LTIP in such year).

Eligible Participant

The Compensation Committee may designate any of the following as a participant under the JOI LTIP (a “Participant”): any officer or other employee of the Company or any entity that, directly or through one or more intermediaries, is controlled by the Company (individually, an “Affiliate”, and collectively, “Affiliates”) or an individual that the Company or an Affiliate has engaged to become an officer or other employee. The Compensation Committee’s designation of a Participant in any year will not require the Compensation Committee to designate such person to receive an Award in any other year.

Terms of Awards

Stock Options. Subject to the terms of the JOI LTIP, the Compensation Committee shall determine all terms and conditions of each stock option, including but not limited to: (i) whether the stock option is an Incentive Stock Option (“ISO”) which meets the requirements of Code section 422 or a Nonstatutory Stock Option (“NSO”) which does not meet the requirements of Code section 422; (ii) the grant date; (iii) the number of shares subject to the stock option; (iv) the exercise price, which may never be less than the fair market value of the shares subject to the option as determined on the date of grant; (v) the terms and conditions of exercise, provided that, unless the Compensation Committee provides otherwise in an Award or in rules and regulations relating to the JOI LTIP, a stock option shall be exercised by delivery of a written notice of exercise to the Company and provision for payment of the full exercise price of the shares being purchased pursuant to the stock option and any withholding taxes due; (vi) the termination date, except that each stock option must terminate no later than ten (10) years after the date of grant; (vii) any vesting criteria and the vesting period; and (viii) the exercise period following a Participant’s termination of employment.

Stock Appreciation Rights. Subject to the terms of the JOI LTIP, the Compensation Committee shall determine all terms and conditions of each Stock Appreciation Right (“SAR”), including but not limited to: (i) whether the SAR is granted independently of a stock option or relates to a stock option; (ii) the grant date; (iii) the number of shares to which the SAR relates; (iv) the grant price, provided that the grant price shall never be less than the fair market value of the shares subject to the SAR as determined on the date of grant; (v) the terms and conditions of exercise or maturity; (vi) the term, provided that an SAR must terminate no later than 10 years after the date of grant; (vii) any vesting criteria and the vesting period; and (viii) the exercise period following a Participant’s termination of employment.

Restricted Stock Awards.  Subject to the terms of the JOI LTIP, the Compensation Committee shall determine all terms and conditions of each Award to a Participant of the right to receive cash or shares with a fair market value, which may vest upon the achievement or partial achievement of performance goals or upon the completion of a period of service (“Restricted Stock Units”), or shares that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals or upon the completion of a period of service (“Restricted Stock”). The Restricted Stock Units and Restricted Stock terms and conditions may include, but are not limited to: (i) the number of shares to which such Award relates; and (ii) the period of time, if any, over which, the Award can be earned.  However, if an Award requires the achievement of performance goals, then the period to which such performance goals relate must be at least one year in length, and if an Award of Restricted Stock is not subject to performance goals, then such Award must have a restriction period of at least one year.

With regard to Restricted Stock Awards, the Compensation Committee may at any time adjust performance goals (up or down), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions if the Compensation Committee determines that conditions, including changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.

Notwithstanding the foregoing, the Compensation Committee may designate whether any such Award is intended to qualify as “performance-based compensation” within the meaning of Code section 162(m) (“Performance-Based Compensation”). Any Award designated as Performance-Based Compensation shall be conditioned on the achievement of one or more of the following performance goals or targets, as selected by the Compensation Committee: revenues, earnings per share, cash flow, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes or economic value added. For Awards intended to be Performance-Based Compensation, the grant of such Award and the establishment of the performance goal(s) or target(s) shall be made during the period required under Code section 162(m), and the Compensation Committee shall not have discretion to increase the amount of compensation payable that would otherwise be due upon the Participant's attainment of the performance goal(s) or target(s).

Change in Control

In order to preserve a Participant's rights under an Award in the event of a Change in Control of the Company, the Compensation Committee in its discretion may take one or more of the following actions: (i) adjust the terms of the Award in a manner determined by the Compensation Committee to reflect the Change in Control  (ii) cause the Award to be assumed by another entity, or (iii) subject to the limitations of Code section 409A, accelerate or cash out Awards.  For purposes of the JOI LTIP, a Change in Control shall be deemed to have occurred if the Johnson Family shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company. “Johnson Family” shall mean at any time, collectively, the estate of Samuel C. Johnson, the widow of Samuel C. Johnson and the children and grandchildren of Samuel C. Johnson, the executor or administrator of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them.

Restriction on Transferability

No Award subject to the JOI LTIP and no right under the Award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution. The Compensation Committee may allow a Participant to designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under the JOI LTIP upon the Participant's death.  However, these transfer restrictions will not prevent a gift or transfer to (i) any trust or other estate in which the Participant has a substantial beneficial interest or serves as trustee; or (ii) any relative or spouse of a Participant, or any relative of the Participant’s spouse.

Termination and Amendment

The Board may amend, alter, suspend, discontinue or terminate the JOI LTIP as it deems necessary or appropriate to better achieve the purposes of the JOI LTIP; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the JOI LTIP shall in any manner (except as otherwise provided in the JOI LTIP) adversely affect any Award granted and then outstanding under the JOI LTIP without the consent of the respective Participant and no amendment, alteration, suspension or termination of the JOI LTIP may be effected without the approval of our shareholders except to the extent necessary to comply with applicable law or the rules of any exchange on which our common stock is listed. However, the Compensation Committee need not obtain Participant consent for the cancellation, modification or amendment of an Award: (i) to the extent the modification or amendment is deemed necessary by the Compensation Committee to comply with any applicable law (including Code section 409A) or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the modification or amendment is deemed necessary by the Compensation Committee to preserve favorable accounting treatment of any Award for the Company; or (iii) to the extent the Compensation Committee determines that such modification or amendment does not materially and adversely affect the value of an Award or that such modification or amendment is in the best interest of the affected Participant or any heir, beneficiary, or assign thereof.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of shares of our Class A common stock, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting such shares, such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the JOI LTIP or any Award, then the Compensation Committee may, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and type of shares of our Class A common stock that may be issued under the JOI LTIP, that may be issued as Stock Awards and Stock Appreciation Rights, or that may be issued to one Participant during any fiscal year; (ii) the number and type of shares of our Class A common stock covered by each outstanding Award made under the JOI LTIP; and (iii) the exercise, base or purchase price per share for any outstanding Stock Option, Stock Appreciation Right and other Awards granted under the JOI LTIP.

Federal Income Tax Consequences under the JOI LTIP

The following summary briefly describes certain material U.S. federal income tax consequences of rights under the JOI LTIP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws.

Pursuant to the JOI LTIP, Participants may be granted the following benefits: stock options (including ISOs and NSOs), SARs, shares of Restricted Stock or Restricted Stock Units. The Company shall have the right, upon issuance of shares or payment of cash in respect of an Award, to reduce the number of shares or amount of cash, as the case may be, otherwise issuable or payable by the amount necessary to satisfy any federal, state or local withholding taxes or to take such other actions as may be necessary to satisfy any such withholding obligations.

Incentive Stock Options. No income is realized by the Participant upon the grant or exercise of an option that qualifies as an ISO under Section 422 of the Code. If common stock is issued to a Participant upon exercise of an ISO, and if the Participant does not dispose of those shares in a disqualifying disposition within two years after the date of the option grant or within one year after the shares are issued to the Participant, then (i) on the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in alternative tax liability for the Participant.

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, then generally (i) the Participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares, and (ii) the Company will be entitled to deduct the amount of income taxed to the participant for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

If an ISO is exercised more than three months after termination of employment, the option will be taxed in the same manner as the exercise of a NSO, except when termination of employment is due to death. In the case of termination as a result of death, if an ISO is exercised more than one year after termination of employment, the option will be taxed in the same manner as a NSO.

Nonstatutory Stock Options. With respect to options that do not qualify as ISOs under section 422 of the Code, (i) no income is realized by the Participant at the time the option is granted, (ii) generally, at exercise, ordinary income is realized by the Participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, (iii) the Company is entitled to a federal income tax deduction equal to the amount of income taxed to the Participant, (iv) prior to the exercise of an option, the Participant shall make an appropriate payment or other provision (which may include the withholding of shares of common stock) with respect to any withholding or similar tax requirement, and (iv) upon disposition of the common stock acquired by exercise of the NSO, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

Stock Appreciation Rights. With respect to SARs, (i) in general, no income is realized by the participant at the time the SAR is granted, (ii) generally, at exercise, the Participant will be required to include as ordinary income an amount equal to the cash received and the fair market value of any shares of common stock received on the exercise, and (iii) the Company may be entitled to a federal income tax deduction equal to the amount of income taxed to the Participant.

Restricted Stock Awards. With respect to Restricted Stock or Restricted Stock Units, (i) in general, no income is realized by the Participant at the time the Restricted Stock is granted and (ii) when restrictions on the Restricted Stock lapse, the Participant will be subject to tax at ordinary income rates on the amount by which the fair market value of the Restricted Stock at such time exceeds the amount, if any, paid for the stock by the Participant. However, a Participant may elect under Code section 83(b) within 30 days after the date of receipt of the Restricted Stock to be taxed differently. In such a case (i) income is realized by the Participant at the time the Restricted Stock is granted, in an amount equal to the excess of the fair market value of such shares of Restricted Stock at such time exceeds the amount, if any, paid for the stock by the Participant and (ii) when the shares are sold, the Participant will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the Restricted Stock, which will equal the sum of the purchase price and the amount included in gross income under Code section 83(b).

With respect to a sale or exchange of the shares after the forfeiture period has expired, the holding period to determine whether the grantee has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of such shares on such date (except that a section 83(b) election will cause the holding period commencement and the tax basis to be determined as of the date of grant). The

Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the Participant.

JOI LTIP Benefits

Because the Compensation Committee has full discretion to determine who will be a Participant, there is no way to predict how many Participants may ultimately receive Awards under the JOI LTIP or determine in advance the benefits or amounts that will be received in the future by or allocated to specific officers or employees, or groups thereof under the JOI LTIP. As a result, the benefits that will be received under the JOI LTIP by the Company’s current executive officers and by all eligible Participants are not currently determinable.

Vote Required

If a quorum exists, the proposed JOI LTIP will be adopted and approved if the votes cast at the Annual Meeting in favor of approval and adoption of the JOI LTIP exceed the votes cast against. Any shares not voted at the meeting (whether by broker non-votes or otherwise) and any abstentions will have no impact on the vote.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL AND ADOPTION OF THE 2010 LONG-TERM STOCK INCENTIVE PLAN.

APPROVAL OF THE ADOPTION OF OUR 2009 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors unanimously approved the adoption of the 2009 Employees’ Stock Purchase Plan (“JOI ESPP”) on December 7, 2009 and is submitting the JOI ESPP to shareholders for their approval at the 2010 Annual Meeting. The purpose of the JOI ESPP is to provide employees of the Company and its subsidiaries with the opportunity to purchase shares of Class A Common Stock of the Company (“Company Shares”) and thereby share in the ownership of the Company. We believe the JOI ESPP will help us to retain the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for our success. In addition, the JOI ESPP is designed to encourage and provide opportunities for stock ownership by employees, which will increase their proprietary interest in the Company, and, consequently, their identification with the interests of the shareholders of the Company.

A summary of the JOI ESPP appears below. This summary is qualified in its entirety by reference to the full text of the JOI ESPP which is attached as Appendix B to this proxy statement.

Plan Administration Description

The JOI ESPP shall be administered by the Compensation Committee of the Board of Directors of the Company.  The Compensation Committee will have the discretionary authority to administer and interpret the JOI ESPP, including the authority to: (i) determine when and how rights to purchase common stock are granted and the terms and conditions of each offering, (ii) adopt such rules or regulations which may become necessary or advisable for the operation of the JOI ESPP, (iii) exercise such other powers and perform such other acts deemed necessary to carry out the intent of the JOI ESPP in accordance with its terms, (iv) interpret the JOI ESPP and the rights offered under it. Determinations of the Compensation Committee as to any disputed question arising under the JOI ESPP, including questions of construction and interpretation, shall be final, binding and conclusive upon all Participants.

The Compensation Committee, in its discretion, may appoint one or more individuals (the “Plan Administrative Committee”) to assist the Compensation Committee in corresponding with employees, with record keeping and in performing other ministerial functions in connection with the

JOI ESPP; provided, however, that the Plan Administrative Committee shall exercise no discretion with respect to the interpretation of the ESPP or the of rights to purchase Company Shares pursuant to the ESPP.

Shares Available Under the JOI ESPP

Subject to adjustment in accordance with the terms of the JOI ESPP, the maximum number of shares which may be purchased shall be 80,000 Company Shares.

Eligible Employees

The Compensation Committee shall designate the affiliates whose employees may participate in the JOI ESPP (a “Designated Corporation”).  On any date as of which a determination of eligibility is made, the term “Eligible Employee” shall mean a full-time employee of a Designated Corporation.  For purposes of the JOI ESPP, a “full-time” employee of a Designated Corporation means an employee who customarily works at least 20 hours per week and more than five months per calendar year.

The following employees shall be excluded from eligibility under the JOI ESPP: (i)  highly compensated employees with annual compensation at or above the compensation limit as provided under Code section 401(a)(17), (ii) employees who if granted the right to purchase any Company Shares in accordance with the JOI ESPP would own, directly or indirectly, stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary or any parent of the Company, and (iii) employees who if granted a right to purchase Company Shares under the JOI ESPP, combined with all other employee stock purchase plans, would accrue stock of the Company and its parent and subsidiary corporations at a rate which exceeds $25,000 of the fair market value of such stock for each calendar year.

Offering and Participation

At the discretion of the Compensation Committee, each calendar year, or more frequently if deemed appropriate, beginning on such date as the Committee may specify (the “Grant Date”), each employee who is then an Eligible Employee of a Designated Corporation shall automatically be granted the right to purchase a maximum of 250 Company Shares. The maximum number of shares can be adjusted by the Compensation Committee at its discretion for all Eligible Employees.  Each purchase right shall be exercisable during the 30-day period following the Grant Date (such period is hereinafter referred to as the “Purchase Period”). Eligible Employees may exercise their rights to purchase Company Shares granted under the Plan, in whole, or in part, at any time during the Purchase Period; provided, however, that no employee shall be entitled to exercise his or her purchase rights for less than the minimum number of Company Shares, as determined by the Compensation Committee (the “Applicable Minimum Number”). Employees participating in the JOI ESPP may purchase shares of Common Stock at 85 percent of the fair market value of a share on the first day of the offering or the last day of the offering period, whichever is lower. For purposes of the JOI ESPP, fair market value per share as of a particular date will mean the closing sales price of the Common Stock. If applications to purchase a number of Company Shares in excess of the Maximum Number of Purchase Period Company Shares are received by the Plan Administrative Committee, each employee properly exercising purchase rights during such Purchase Period shall be entitled to purchase the number of Company Shares determined by the sum of: (i) the Applicable Minimum Number of Company Shares; and (ii) a pro rata portion of the Company Shares available after satisfying each employee’s minimum purchase rights based on the number of shares with respect to which such employee has exercised his purchase rights and the aggregate number of shares with respect to which all employees have exercised purchase rights during the Purchase Period.

Adjustments Upon Changes to Company Shares

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in Company Shares, the Compensation Committee shall make appropriate changes in the number of Company Shares which may be purchased pursuant to the JOI ESPP, the purchase price and such other changes in the JOI ESPP and outstanding purchase rights as the Compensation Committee may deem appropriate under the circumstances.

Restriction on Transferability

The Compensation Committee shall impose such non-discriminatory restrictions on the transfer of any shares of stock acquired pursuant to the exercise of a purchase right under the JOI ESPP as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange upon which such shares of stock are then listed, if any, and under any state and foreign securities laws applicable to such shares.

Amendment and Termination

The Board of Directors may amend or terminate the JOI ESPP at any time, but any such amendment or termination shall not affect purchase rights outstanding at the time of termination.  However, the Board of Directors may not, without the approval of the shareholders of the Company, amend the JOI ESPP to (i) increase the maximum number of Company Shares which may be purchased pursuant to the JOI ESPP; (ii) modify eligibility requirements for participation in the JOI ESPP; (iii) change the class of corporations whose employees will be granted purchase rights under the JOI ESPP; or (iv) materially increase the benefits to participants under the JOI ESPP.

Federal Income Tax Consequences

The following summary briefly describes U.S. federal income tax consequences of rights under the JOI ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. The JOI ESPP is intended to comply with Code section 423. Under the Code, Eligible Employees will not recognize taxable income or gain with respect to shares purchased under the JOI ESPP either at the offering date or the purchase date. If an Eligible Employee disposes of shares purchased under the JOI ESPP more than two years after the offering date or more than one year after the shares are transferred to such Eligible Employee, or in the event of the Eligible Employee’s death at any time, the Eligible Employee or the Eligible Employee’s estate generally will be required to report as ordinary compensation income for the taxable year of disposition or death an amount equal to the lesser of: (1) the excess of the fair market value of the shares at the time of disposition or death over the applicable purchase price, or (2) the excess of the fair market value of the shares on the purchase date over the applicable purchase price. In the case of such a disposition or death, the Company will not be entitled to any deduction from income. Any gain on the disposition in excess of the amount treated as ordinary compensation income generally will be capital gain. If an Eligible Employee disposes of shares purchased under the JOI ESPP within two years after the offering date or within one year after the shares are transferred to such Eligible Employee, the Eligible Employee generally will be required to report the excess of the fair market value of the shares on the purchase date over the applicable purchase price as ordinary compensation income for the year of disposition. If the disposition is by sale, any difference between the fair market value of the shares on the purchase date and the disposition price generally will be capital gain or loss.

New Plan Benefits

No directors who are not employees will receive any benefit under the JOI ESPP. The JOI ESPP is subject to the determination of benefits by the Compensation Committee and the discretion of Eligible Employees to participate in the JOI ESPP.  As a result, the benefits that will be received under the JOI ESPP by the Company’s current executive officers and by all Eligible Employees are not currently determinable.

Vote Required

If a quorum exists, the JOI ESPP will be adopted and approved if the votes cast at the Annual Meeting in favor of approval and adoption of the JOI ESPP exceed the votes cast against. Any shares not voted at the meeting (whether by broker non-votes or otherwise) and any abstentions will have no impact on the vote.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL AND ADOPTION OF THE 2009 EMPLOYEE STOCK PURCHASE PLAN.

SHAREHOLDER PROPOSALS

All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for presentation at the 2011 Annual Meeting of Shareholders must be received at the offices of the Company, Attention:  Corporate Secretary, 555 Main Street, Racine, Suite 342, Wisconsin 53403 by September 17, 2010 (120 days prior to the anniversary date of the mailing of this Proxy Statement) for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise, (other than pursuant to SEC Rule 14a-8), intends to present business at the 2011 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 90 days prior to the date of such annual meeting and not less than the close of business on the later of (i) the 60th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (namely, proposals shareholders intend to present at the 2011 Annual Meeting of Shareholders but do not intend to have included in the Company’s proxy statement and form of proxy for such meeting) prior to the close of business on September 17, 2010 (assuming a March 2, 2011 meeting date), then the notice will be considered untimely and the Company will not be required to present such proposal at the 2011 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2011 Annual Meeting of Shareholders, then the persons named in the proxies solicited by the Board of Directors for the 2011 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

The Company has filed an Annual Report on Form 10-K with the SEC for the fiscal year ended October 2, 2009. This Form 10-K will be mailed on or around the record date to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the SEC, the Company, where allowed, is delivering only one copy of the Company’s 2009 Annual Report on Form 10-K and this Proxy Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2009 Annual Report on Form 10-K and/or this Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company’s 2009 Annual Report on Form 10-K and/or this Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and Proxy Statement if you are currently receiving multiple copies), then you may notify the Company (1) by writing to the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403 or (2) via email to: corporate@johnsonoutdoors.com.

The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will also reimburse brokerage firms, custodians, nominees, fiduciaries and others for expenses incurred in forwarding proxy material to the beneficial owners of the Company’s common stock.

Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors

Alisa Swire
Secretary
January 15, 2010

APPENDIX A

JOHNSON OUTDOORS INC.
2010 LONG-TERM STOCK INCENTIVE PLAN

Section 1: Purpose

The purpose of the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan (the “Plan”) is to enhance the ability of Johnson Outdoors Inc. (the “Company”) and its Affiliates (as defined below) to attract and retain employees who will make substantial contributions to the Company's long-term business growth and to provide meaningful incentives to such employees which are more directly linked to the profitability of the Company's businesses and increases in shareholder value.  In addition, the Plan is designed to encourage and provide opportunities for stock ownership by such employees which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

Section 2: History and Status of the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan

Prior to the effective date of this Plan, the Company had in effect the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (“JOI 2000 LTIP”), which was effective December 13, 1999.  The JOI 2000 LTIP terminated December 13, 2009, no shares shall remain available thereunder, and no new awards shall be granted thereunder after such date.  Awards granted under the JOI 2000 LTIP and still outstanding will continue to be subject to all terms and conditions of the JOI 2000 LTIP.

Section 3: Effective Date

The Plan shall be effective as of December 14, 2009 (“Effective Date”) subject, however, to the approval of the Plan by the shareholders of the Company within twelve (12) months of the date the Plan was adopted (December 7, 2009, “Adoption Date.”)  No Awards may be made under the Plan after December 13, 2019 or, if earlier, termination of the Plan by the Board.  However, unless otherwise expressly provided in the Plan or in an applicable Award, any Award granted prior to the termination date may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Compensation Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board and the Compensation Committee to amend the Plan, shall extend beyond such date.

Section 4: Definitions

As used in the Plan, the following terms have the respective meanings set forth below:

(a)	Affiliate means any entity that, directly or through one or more intermediaries, is controlled by the Company.

(b)	Award means any Stock Option, Stock Appreciation Right or Stock Award granted under the Plan.

(c)	Board means the Board of Directors of the Company.

(d)	Code means the Internal Revenue Code of 1986, as amended from time to time.

(e)
Compensation Committee means the Compensation Committee selected by the Board to administer the Plan which shall be composed of not fewer than two members of the Board, each of whom shall (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the 1934 Act, and (c) be an “outside director” within the meaning of Section 162(m) of the Code.

(f)	Common Stock means the Class A Common Stock, $.05 par value, of the Company.

(g)	Company means Johnson Outdoors Inc., a corporation established under the laws of the State of Wisconsin, and its Affiliates.

(h)
Fair Market Value means, with respect to Common Stock, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Compensation Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is traded on a public market, Fair Market Value means the average of the high and low sale prices of a share of Common Stock in the over-the-counter market on the specified date, as reported by the Nasdaq Stock Market (or if no sales occurred on such date, the last preceding date on which sales occurred); provided, however, that if the principal market for the Common Stock is then a national securities exchange, the Fair Market Value shall be the average of the high and low sale prices of a share of Common Stock on the principal securities exchange on which the Common Stock is traded on the specified date (or if no sales occurred on such date, the last preceding date on which sales occurred).

(i)
Incentive Stock Option, or ISO, means an option to purchase Shares granted under Section 7(b) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(j)	1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

(k
Nonstatutory Stock Option, or NSO, means an option to purchase Shares granted under Section 8(b) of the Plan that is not intended to meet the requirements of Section 422 of the Code or any successor provision.

(l)	Participant means a person selected by the Compensation Committee as provided under Sections 5 and 6 to receive an Award under the Plan.

(m)	Reporting Person means an individual who is subject to Section 16 under the 1934 Act or any successor rule.

(n)
Restricted Stock means Shares that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals or upon the completion of a period of service.

(o)
Restricted Stock Unit means the right to receive cash or Shares with a Fair Market Value, valued in relation to a unit that has a value equal to the Fair Market Value of a Share, which right may vest upon the achievement or partial achievement of performance goals or upon the completion of a period of service.

(p)	Shares means shares of Common Stock of the Company.

(q)	Stock Appreciation Right, or SAR, means any right granted under Section 8(c) of the Plan.

(r)	Stock Award means an award granted under Section 8(d) of the Plan.

(s)	Stock Option or Option means an Incentive Stock Option or a Nonstatutory Stock Option.

Section 5: Administration

Compensation Committee Administration

The Plan shall be administered by the Compensation Committee.  If at any time the Compensation Committee shall not be in existence, the Board shall administer the Plan, and in such case, all references to the Compensation Committee herein shall include the Board.

Subject to the terms of the Plan and applicable law, the Compensation Committee shall have full discretionary power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards granted to Participants; (iv) determine the terms and conditions of any Award granted to a Participant; (v) determine whether, to what extent, and under what circumstances Awards granted to Participants may be amended, modified, or cancelled under Section 10(d) of the Plan; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Compensation Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Company or of any Affiliate.

Section 6: Eligibility

The Compensation Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or any of its Affiliates or an individual that the Company or an Affiliate has engaged to become an officer or other employee.  The Compensation Committee’s designation of a Participant in any year will not require the Compensation Committee to designate such person to receive an Award in any other year.

Section 7: Shares Available for Awards under this Plan

(a)	Common Shares Available. Subject to adjustment as provided in Section 7(c) below, the maximum number of Shares available for Awards under the Plan shall be 1,000,000.

(b)
Participant Award Limitations.  Subject to adjustment as provided in Section 7(c), no Participant may be granted Awards that could result in such Participant receiving, in any fiscal year of the Company (“Fiscal Year”) Options for, Stock Appreciation Rights with respect to, or Stock Awards of more than 150,000 Shares (reduced, in the initial Fiscal Year in which this Plan is effective, by the number of options granted to a Participant under the JOI 2000 LTIP in such year, if any).

In all cases, determinations under Section 7(b) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code.

(c)
Adjustments.  In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares, such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, then the Compensation Committee may, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and type of Shares that may be issued under the Plan, that may be issued as Stock Awards and Stock Appreciation Rights, or that may be issued to one Participant during any fiscal year; (ii) the number and type of Shares covered by each outstanding Award made under the Plan; and (iii) the exercise, base or purchase price per Share for any outstanding Stock Option, Stock Appreciation Right and other Awards granted under the Plan.

(d)
Replenishment of Shares Under the Plan.  If, after the Effective Date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan. Notwithstanding the foregoing, in the event of the cancellation of an Award with respect to a Participant to whom Section 162(m) of the Code applies, the Shares subject to such cancelled Award shall continue to be counted against the maximum number of Shares which may be granted to the Participant under the Plan.

Section 8: Awards

(a)
General.  The Compensation Committee shall determine the type or types of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 5 and 7(c) of the Plan.  Awards may be granted singularly, in combination, or in tandem such that the settlement of one Award automatically reduces or cancels the other.  Awards may also be made in replacement of, as alternatives to, or as form of payment for grants or rights under any other employee compensation plan or arrangement of the Company, including the plans of any acquired entity.

(b)	Stock Options. Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each Option, including but not limited to:

(i.)
Whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined on the date of grant) of the Shares with respect to which all Incentive Stock Options (within the meaning of Code section 422) are first exercisable by the Participant during any calendar year (under this Plan and under all other Incentive Stock Option plans of the Company or any Affiliate that is required to be included under Code section 422) exceeds $100,000, such Option automatically shall be treated as a Nonstatutory Stock Option to the extent this limit is exceeded.

(ii.)	The grant date, which may not be any day prior to the date that the Compensation Committee approves the grant.

(iii.)	The number of Shares subject to the Option.

(iv.)
The exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; provided that no incentive stock option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant.

(v.)
The terms and conditions of exercise; provided that, unless the Compensation Committee provides otherwise in an Award or in rules and regulations relating to this Plan, an Option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Company (or its designee) and provision (in a manner acceptable to the Compensation Committee) for payment of the full exercise price of the Shares being purchased pursuant to the Option and any withholding taxes due thereon, including by tendering, by either actual delivery of shares or by attestation, shares valued at their Fair Market Value on the date of exercise, or in a combination of forms. The Compensation Committee may also permit Participants to have the option price delivered to the Company by a broker pursuant to an arrangement whereby the Company, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker.

(vi.)
The termination date, except that each Option must terminate no later than ten (10) years after the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate must terminate no later than five (5) years after the date of grant.

(vii.)	The exercise period following a Participant’s termination of employment, provided that:

(a)
Unless the Compensation Committee provides otherwise, if a Participant shall cease to be employed by the Company or any of its Affiliates, (I) the portion of the Option that is not vested shall terminate on the date of such cessation of employment and (II) the Participant shall have a period ending on the earlier of the Option’s termination date or 90 days from the date of cessation of employment to exercise the vested portion of the Option to the extent not previously exercised.  At the end of such period, the Option shall terminate.

(b)
 In the event of the death of the Participant while employed by the Company or any of its Affiliates, the Option may be exercised at any time prior to the earlier of the Option’s termination date or the first anniversary of the date of the Participant’s death to the extent that the Participant was entitled to exercise such Option on the Participant’s date of death.

(c)	Stock Appreciation Rights. Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each SAR, including but not limited to:

(i.)	Whether the SAR is granted independently of an Option or relates to an Option.

(ii.)	The grant date, which may not be any day prior to the date that the Compensation Committee approves the grant.

(iii.)	The number of Shares to which the SAR relates.

(iv.)	The grant price, provided that the grant price shall never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

(v.)	The terms and conditions of exercise or maturity.

(vi.)	The term, provided that an SAR must terminate no later than 10 years after the date of grant.

(vii.)	The exercise period following a Participant’s termination of employment.

(d)
Stock Awards.  Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each Award of Restricted Stock or Restricted Stock Units, including but not limited to:

(i.)	The number of Shares to which such Stock Award relates.

(ii.)
The period of time, if any, over which, with respect to Restricted Stock or Restricted Stock Units, the risk of forfeiture or restrictions imposed on the Award will lapse, or over which the Award will vest, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more performance goals must be achieved during such period, if any, as the Compensation Committee specifies; provided that, subject to the provisions of Section 8(d)(iii), if an Award requires the achievement of performance goals, then the period to which such performance goals relate must be at least one year in length, and if an Award of Restricted Stock is not subject to performance goals, then such Award must have a restriction period of at least one year.

(iii.)
Whether, with respect to Restricted Stock or Restricted Stock Units all or any portion of the period of forfeiture or restrictions imposed on the Award will lapse, or whether the vesting of the Award will be accelerated, upon a Participant’s death, disability or retirement, subject, as applicable, to the requirements of Code section 409A.

(iv.)
With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the period of forfeiture or restrictions or to issue such Shares with an appropriate legend referring to such restrictions.

(v.)
Whether dividends paid with respect to the Shares subject to or underlying an Award of Restricted Stock or Restricted Stock Units will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.

With regard to Restricted Stock Awards, the Compensation Committee may at any time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions with respect to Shares subject to restrictions, if the Compensation Committee determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.

Notwithstanding the foregoing, the Compensation Committee may designate whether any such Award is intended to qualify as “performance-based compensation” within the meaning of Code section 162(m) (“Performance-Based Compensation”).  Any Award designated as Performance-Based Compensation shall be conditioned on the achievement of one or more of the following performance goals or targets, as selected by the Compensation Committee: revenues, cash flows, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes or economic value added. For Awards intended to be Performance-Based Compensation, the grant of such Award and the establishment of the performance goal(s) or target(s) shall be made during the period required under Code section 162(m), and the Compensation Committee shall not have discretion to increase the amount of compensation payable that would otherwise be due upon the Participant's attainment of the performance goal(s) or target(s).

Section 9: Amendment of Minimum Vesting and Performance Periods.

Notwithstanding any provision of this Plan that requires a minimum vesting or performance period for an Award, the Compensation Committee, at the time an Award is granted or any later date, may subject an Award to a shorter vesting or performance period to take into account a Participant’s promotion, or may accelerate the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability or retirement provided that with respect to an Award that is subject to Code section 409A, the Compensation Committee shall not exercise such authority to the extent that exercise of such authority would cause the Award to fail to satisfy the requirements of Code section 409A.

Section 10: General Provisions Applicable to Awards

(a)	No Consideration for Awards. Awards shall be granted to Participants for no cash consideration unless otherwise determined by the Compensation Committee.

(b)
Transferability and Exercisability.  No Award subject to the Plan and no right under any such Award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution; provided, however, that if so permitted by the Compensation Committee, a Participant may (i) designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under the Plan upon the Participant's death and (ii) transfer an Award.  Notwithstanding the preceding, the following transfers or other dispositions shall not be deemed to be a violation of the transfer restrictions set forth herein:

A gift or other transfer of Awards issued to (i) any trust or other estate in which such Recipient has a substantial beneficial interest or as to which such Recipient serves as a trustee or in a similar capacity or (ii) any relative or spouse of such Recipient, or any relative of such spouse; provided that any Awards transferred by gift or otherwise pursuant to this subparagraph will continue to be subject to the non-transfer restrictions of this section 10 as though such Awards were held by the Recipient.

(c)	General Restrictions. Each Award shall be subject to the requirement that, if at any time the Compensation Committee shall determine, in its sole discretion, that the listing,

registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval have been effected or obtained free of any conditions not acceptable to the Compensation Committee.

(d)
Amendments, Modification, or Cancellation of Awards.  Subject to the requirements of the Plan, the Compensation Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Compensation Committee and the Participant or any permissible heir or assign thereto as may then have an interest in the Award, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 10(k)), but the Compensation Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award or for the modification or amendment of an Award: (i) to the extent the modification or amendment is deemed necessary by the Compensation Committee to comply with any applicable law (including Code section 409A) or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the modification or amendment is deemed necessary by the Compensation Committee to preserve favorable accounting treatment of any Award for the Company; or (iii) to the extent the Compensation Committee determines that such modification or amendment does not materially and adversely affect the value of an Award or that such modification or amendment is in the best interest of the affected Participant or any heir, beneficiary, or assign thereof.  Notwithstanding the foregoing, unless determined otherwise by the Compensation Committee, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code section 409A to continue to be so exempt, or to enable an Award intended to comply with Code section 409A to continue to so comply.

(e)
Survival of Authority and Awards.  Notwithstanding the foregoing, the authority of the Board and the Compensation Committee under this Section 10 will extend beyond the date of this Plan’s termination.  In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in full force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(f)
Repricing Prohibited.  Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 7(c), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options, Restricted Stock Units, or SARs or cancel outstanding Options, Restricted Stock Units or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

(g)
Foreign Participation.  To assure the viability of Awards granted to Participants employed in foreign countries, the Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Moreover, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes.  Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

(h)
Tax Withholding.  The Company shall have the right, upon issuance of Shares or payment of cash in respect of an Award, to reduce the number of Shares or amount of cash, as the case may be, otherwise issuable or payable by the amount necessary to satisfy any federal, state or local withholding taxes or to take such other actions as may be necessary to satisfy any such withholding obligations.  The Compensation Committee may require or permit Shares, including previously acquired Shares and Shares that are part of, or are received upon exercise of the Award, to be used to satisfy required tax withholding and such Shares shall be valued at their Fair Market Value on the date the tax withholding is effective.

(i)
Documentation of Grants.  Awards made under the Plan shall be evidenced by written agreements in such form (consistent with the terms of the Plan) or such other appropriate documentation as shall be approved by the Compensation Committee.  The Compensation Committee need not require the execution of any instrument or acknowledgement of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

(j)	Settlement. Subject to the terms of the Plan and any applicable Award, the Compensation Committee shall determine whether Awards are settled in whole or in part in cash, Shares, or other Awards.

(k)
Change in Control.  In order to preserve a Participant's rights under an Award in the event of a Change in Control (as defined below) of the Company, the Compensation Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) adjust the terms of the Award in a manner determined by the Compensation Committee to reflect the Change in Control, (ii) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (iii) subject to the limitations of Code section 409A, accelerate or cash out Awards.  For purposes of this Plan, a Change in Control shall be deemed to have occurred if the Johnson Family (as defined below) shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company.  Johnson Family shall mean at any time, collectively, the estate of Samuel C. Johnson, the widow of Samuel C. Johnson and the children and grandchildren of Samuel C. Johnson, the executor or administrator of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them.  Notwithstanding the foregoing, with respect to an Award that is deferred compensation subject to Code section 409A, then solely for purposes of determining the timing of payment of such Award, the term, “Change in Control” as defined herein shall be deemed amended to the extent necessary to satisfy the definition of “change in control event” under Coder section 409A.

(l)	Code section 409A. The provisions of Code section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code section 409A to comply therewith.

Section 11: Miscellaneous

(a)
Plan Amendment.  The Board may amend, alter, suspend, discontinue or terminate the Plan as it deems necessary or appropriate to better achieve the purposes of the Plan; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in the Plan) adversely affect any Award granted and then outstanding under the Plan without the consent of the respective Participant.

(b)
Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment.  The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable Award.

(i.)	A Participant who transfers employment between the Company and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;

(ii.)
A Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a non-employee director, a non-employee director of any of its Affiliates, or a consultant to the Company or any of its Affiliates shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iii.)	A Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon a “separation from service” within the meaning of Code section 409A.

(c)
No Rights as Shareholder.  Only upon issuance of Shares to a Participant (and only in respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

(d)
No Fractional Shares.  No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Compensation Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e)
No Guarantee of Tax Treatment.  Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person(s) with an interest in an Award that (i) any Award intended to be exempt from Code section 409A shall be so exempt, (ii) any Award intended to comply with Code section 409A or Code section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(f)
Other Company Benefit and Compensation Programs.  Except as expressly determined by the Compensation Committee, settlements of Awards received by Participants under this Plan shall not be deemed as part of a Participants regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit or severance program (or severance pay law of any country).  The above notwithstanding, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

(g)
Unfunded Plan.  Unless otherwise determined by the Compensation Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund(s).  The Plan shall not create any fiduciary relationship between the Company and any Participant or other person.  To the extent any person holds any rights by virtue of an Award granted under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(h)
Successors and Assignees.  The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

(i)
Governing Law Jurisdiction and Venue.  This Plan, and all Awards under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles.  The exclusive venue for any legal action or proceeding with respect to this Plan, any Award, or for recognition and enforcement of any judgment in respect of this Plan, shall be a court sitting in the County of Racine, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin.

(j)
Other Terms and Conditions.  The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Compensation Committee determines appropriate, including, without limitation, provisions for:

(i.)
Conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to complete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment, or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant:

(ii.)	Restrictions on resale or other disposition of Shares, including imposition of a retention period;

(iii.)	Compliance with federal or state securities laws and stock listing requirements; and

(iv.)
Provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award under other circumstances, including restatement of Company financial statements.

(k)
Construction.  Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply.  Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(l)
Severability.  If any provision of this Plan or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable or as to any person or Award or (ii) would disqualify this Plan, any Award under any law the Compensation Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the intent of this Plan, such Award, then such provision should be stricken as to such, person or Award, and the remainder of this Plan, such Award will remain in full force and effect.

APPENDIX B

JOHNSON OUTDOORS INC.
2009 EMPLOYEES’ STOCK PURCHASE PLAN

1. Purpose.

The Johnson Outdoors Inc. 2009 Employees’ Stock Purchase Plan (the “Plan”) has been established by Johnson Outdoors Inc., a Wisconsin corporation (the “Company”), to allow employees of the Company and its subsidiaries to purchase shares of Class A Common Stock of the Company (“Company Shares”) and thereby share in the ownership of the Company.  The Plan is intended to comply with the requirements of section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Company Shares Available for Purchase.

Subject to adjustment, in accordance with Paragraph 13, the maximum number of Company Shares which may be purchased pursuant to the Plan shall be 80,000.  Company Shares issued under the Plan may be authorized and unissued shares or treasury shares of the Company.

3. Administration.

The Plan shall be administered by the Compensation Committee of the Board of Directors. All determinations of the Compensation Committee shall be made by at least a majority of its members.

In accordance with the provisions of the Plan, the Compensation Committee shall establish such terms and conditions for the grants of purchase rights as the Compensation Committee may deem necessary or advisable, adopt such rules or regulations which may become necessary or advisable for the operation of the Plan, and make such determinations, and take such other actions, as are expressly authorized or contemplated in the Plan or as may be required for the proper administration of the Plan in accordance with its terms. The Compensation Committee, in its discretion, may appoint one or more individuals (the “Plan Administrative Committee”) to assist the Compensation Committee in corresponding with employees, with record keeping and in performing other administerial type functions in connection with the Plan; provided, however, that the Plan Administrative Committee shall exercise no discretion with respect to the interpretation of the Plan or of the rights to purchase Company Shares pursuant to the Plan.  The interpretation of any provision of the Plan by the Compensation Committee and any determination on the matters referred to in this paragraph shall be final.

The Company shall indemnify each employee of the Company who is responsible for administering the Plan against any and all claims, losses, damages, expenses, including reasonable counsel fees, incurred by such employee and any liability, including any amounts paid in settlement with the Company’s approval, arising from the employee’s action or failure to act, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of the employee.

4. Eligibility.

From time to time the Compensation Committee shall designate from the group consisting of the Company and subsidiary corporations, the corporations whose employees may participate in the Plan (a “Designated Corporation”).  On any date as of which a determination of eligibility is made, the term “Eligible Employee” shall mean a full-time employee of a Designated Corporation, other than a highly compensated employee with annual compensation at or above the compensation limit as provided under Code section 401(a)(17).  For purposes of the Plan, (a) “full-time” employee of a Designated Corporation means an employee thereof who customarily works at least 20 hours per week and more than five months per calendar year, (b) “subsidiary” and “parent” have the meanings given such terms in Code section 425(c) “highly compensated employee” has the meaning given to such term in Code section 414(q) and (d) “compensation has the meaning given to such term in Code section 415(c)(3).

5. Grant of Purchase Rights.

In the discretion of the Compensation Committee, each calendar year, or more frequently if deemed appropriate, beginning on such date as the Committee may specify (the “Grant Date”), each employee who is then an Eligible Employee of a Designated Corporation shall automatically be granted the right to purchase a maximum of 250 Company Shares.  In its discretion, the Compensation Committee may change the maximum number of Company Shares available for purchase by each Eligible Employee: provided that the maximum number of shares available for purchase shall be the same for all Eligible Employees and all Eligible Employees shall have the same rights and privileges with respect to the purchase of Company Shares under the Plan.  However, nothing contained herein shall require the Compensation Committee to cause any purchase rights to be granted hereunder during any calendar year and the Compensation Committee may, in connection with any grant of rights, specify the maximum number of Company Shares in the aggregate available for purchase by all Eligible Employees during any Purchase Period (the “Maximum Number of Purchase Period Company Shares”).

Each purchase right shall be exercisable during the 30-day period following the Grant Date (such period is hereinafter referred to as the “Purchase Period”), subject to the limitations provided in paragraphs 2 and 8.  In the event the Compensation Committee decides to cause any purchase rights to be granted under the Plan, the Company shall send to each Eligible Employee a written notice specifying the Grant Date and the terms and conditions of the right, including the purchase price per share of Company Shares subject to such right.  No Company Shares may be issued pursuant to the exercise of purchase rights after the maximum number of Company Shares provided for in paragraph 2 has been purchased.  Each purchase right granted pursuant to this paragraph 5 shall expire at 12:00 P.M., 30 days after the Grant Date.

6. Exercise of Purchase Rights.

Subject to the limitations elsewhere in the Plan, including the limitations on exercise set forth in paragraph 8, Eligible Employees may exercise their rights to purchase Company Shares granted under the Plan, in whole, or in part, at any time during the Purchase Period; provided, however, that no employee shall be entitled to exercise his purchase rights for less than the Applicable Minimum Number, as defined below, of Company Shares.  Eligible Employees wishing to exercise their rights to purchase Company Shares granted under the Plan shall make applications on forms prescribed by the Plan Administrative Committee, which forms shall be deemed to include the full terms and conditions of the Plan.  Each application to purchase Company Shares shall be accompanied by payment in full to the Company, in cash or its equivalent, of the purchase price for such Company Shares.  Alternatively, an Eligible Employee may authorize the Company to accumulate the purchase price of the Company Shares, in equal amounts, by regular payroll deductions made during the 12 month period commencing with the first payroll period after the Purchase Period.

An application on the prescribed form, properly completed and accompanied by the required payment, shall be deemed to be accepted as of the last day of the Purchase Period, subject to adjustment in the number of Company Shares which may be purchased by the Eligible Employee as provided for pursuant to this paragraph 6.  Notwithstanding the foregoing, no application shall be accepted unless received by the Plan Administrative Committee or postmarked, if delivered by mail, on or before the last day of the Purchase Period.  For purposes of this paragraph 6, the “Applicable Minimum Number” of Company Shares which may be purchased during a Purchase Period shall be such number of shares as the Compensation Committee, in its discretion, may determine

If applications to purchase a number of Company Shares in excess of the Maximum Number of Purchase Period Company Shares are received by the Plan Administrative Committee, each employee properly exercising purchase rights during such Purchase Period shall be entitled to purchase the number of Company Shares determined by the sum of:

a.	the Applicable Minimum Number of Company Shares; and

b.
a pro rata portion of the Company Shares available after satisfying each employee’s minimum purchase rights based on the number of shares with respect to which such employee has exercised his purchase rights and the aggregate number of shares with respect to which all employees have exercised purchase rights during the Purchase Period.

Notwithstanding any other provisions in this paragraph 6, the Compensation Committee may adjust the number of Company Shares which may be purchased by an employee according to such non-discriminatory rules and regulations as the Compensation Committee may establish from time to time.

7. Purchase Price.

The purchase price per share of each purchase right granted under the Plan shall be the lesser of (a) 85% of the fair market value, as determined by the Compensation Committee, of a Company Share on the Grant Date and (b) 85% of the fair market value, as determined by the Compensation Committee, of a Company Share at the end of the Purchase Period.  Unless otherwise determined by the Compensation Committee, the fair market value of a Company Share shall be the closing price of a Company Share in the applicable market on the trading date preceding the specified date, as reported by the Nasdaq Stock Market (or if such day is a day for which no closing price for a Company Share is so set forth, the next preceding day for which `a closing price is so set forth).  Notwithstanding the foregoing, the purchase price per share of a Company Share shall in no event be less than the par value of a Company Share.

8. Individual Limitation.

No employee shall be granted the right to purchase any Company Shares hereunder if such employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary or any parent of the Company.  For purposes of this 5% limitation, an employee will be considered as owning all stock which the employee may purchase under any outstanding right or option, regardless of the characterization and treatment of such right or option under the Code, and a right or option will be considered outstanding even though under its terms it may be exercised only in installments or only after the expiration of a fixed period of time.  An employee will be considered as owning stock attributable to him pursuant to Code section 425(d).  Moreover, no employee may be granted a right to purchase Company Shares under the Plan which permits such employee’s rights to purchase stock under the Plan and all employee stock purchase plans (as defined in Code section 423) of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time.  The right to purchase Company Shares shall be deemed to accrue when the right or option (or any part thereof) first becomes exercisable during the calendar year.

9. Limitations on Exercise of Purchase Rights.

Purchase rights granted under the Plan shall not become exercisable until such time as the Company Shares which may be issued pursuant to the Plan (i) have been registered under the Securities Act of 1933, as amended (the “Act’), and any applicable state and foreign securities laws; or (ii) in the opinion of the Company’s counsel, may be issued pursuant to an exemption from registration under the Act and in compliance with any applicable state and foreign securities laws.

10. Stock Certificates.

Company Shares may be certificated or uncertificated, as provided under the Wisconsin Business Corporation Law, and shall be entered in the books of the Company and registered as they are issued.  Company Shares purchased under the Plan shall be issued as soon as reasonably practicable after the last day of a Purchase Period.  The Company will pay any taxes or fees in connection with each such issue.

11. Nontransferability of Purchase Rights.

An employee’s right to exercise purchase rights under the Plan shall not be transferable by such employee and may be exercised only by the employee.  An employee’s right to exercise purchase rights may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

12. Termination of Employment.

In the event of termination of employment of an employee, whether on account of death, discharge, resignation or any other reason, all rights of the employee to exercise purchase rights under the Plan shall terminate.

13. Adjustments.

In order to prevent dilution or enlargement of purchase rights, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in Company Shares, the Compensation Committee shall make appropriate changes in the number of Company Shares which may be purchased pursuant to the Plan, and the number of Company Shares covered by, and the purchase price under, each outstanding purchase right, and such other changes in the Plan and outstanding purchase rights as the Compensation Committee may deem appropriate under the circumstances. No rights to purchase a fractional Company Share shall result from any such change.

14. Restrictions on Stock Transferability.

The Compensation Committee shall impose such non-discriminatory restrictions on the transfer of any shares of stock acquired pursuant to the exercise of a purchase right under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange upon which such shares of stock are then listed, if any, and under any state and foreign securities laws applicable to such shares.

15. Amendment/Termination.

The Board of Directors may amend or terminate the Plan at any time, but any such amendment or termination (other than an adjustment contemplated by paragraph 13) shall not affect purchase rights outstanding at the time thereof; provided, however, that the Board of Directors may not, without the approval of the shareholders of the Company, amend the Plan to (i) increase the maximum number of Company Shares which may be purchased pursuant to the Plan (except as provided in paragraph 13); (ii) modify the requirements as to eligibility for participation in the Plan; (iii) change the class of corporations whose employees will be granted purchase rights under the Plan; or (iv) materially increase the benefits to participants under the Plan.

16. Governing Law, Jurisdiction, Venue and Notice.

The validity, construction, and effect of the Plan, any dispute over interpretation of Plan terms or any claims with respect to rights under the Plan, or for other relief, and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law. The exclusive venue for any legal action or proceeding with respect to this Plan, any Award, or for recognition and enforcement of any judgment in respect of this Plan, shall be a court sitting in the County of Racine, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin. Service of process, summons, or notice by U.S. registered mail shall be effective with respect to any such proceeding, if directed to the Company at its principal executive offices.  All other notices or communication otherwise required or permitted under the Plan shall be in writing and (a) sent by overnight courier, (b) mailed by certified or registered mail, return receipt requested, or (c) by telecopier to such address.

17. Effective Date.

The Plan shall become effective as of the date of its adoption by the Board of Directors of the Company, subject to approval of the Plan by the shareholders within twelve months of such effective date.  Purchase rights may be granted prior to such approval, provided that such purchase rights shall be subject to such approval.

In the event that the shareholders of the Company do not approve the Plan, all applications to purchase Company Shares shall be revoked and all payments made shall be refunded to affected Eligible Employees as soon as possible following the shareholder’s action.

THIS PAGE INTENTIONALLY LEFT BLANK

Dear Shareholder

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders Meeting, which will be held at Johnson Outdoors' headquarters in Racine, Wisconsin on Tuesday, March 2, 2010, at 10 a.m. Central Standard Time (CST). These materials include our 2009 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Form 10-K Annual Report saved as an Adobe Acrobat document and a link to a free download of Adobe Acrobat Reader, if required. A printed copy of our Form 10-K is also available.To request one, please email proxy@johnsonoutdoors.com, call 262.631.6600 ext. 6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative, quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2009 Annual Report available online at www.johnsonoutdoors.com. Providing this report electronically reflects our continued focus on "green" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M 18894·P88092

Class A -Common Stock

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders
March 2, 2010 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Tuesday, March 2, 2010 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1, FOR THE APPROVAL AND ADOPTION OF THE JOHNSON OUTDOORS INC. 2010 LONG-TERM STOCK INCENTIVE PLAN (THE" JOI LTIP") AND FOR THE APPROVAL AND ADOPTION OF THE JOHNSON OUTDOORS INC. 2009 EMPLOYEES' STOCK PURCHASE PLAN (THE "JOI ESPP").

Continued and to be signed on reverse side

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS :

M18893-P88092 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 JOHNSON OUTDOORS INC.                          For    Withold     For All
                                                                              All        All          Except
 The Board of Directors recommends that you    [ ]          [ ]            [ ]
 vote FOR the following :

 Vote on Directors
1. Election of Directors
Nominees :
01) Terry E. London
02) John M. Fahey, Jr.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee(s) on the line below. _____________________________
Vote on Proposals	For Against Abstain
2. To consider and act upon a proposal to approve and adopt the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan.	[ ] [ ] [ ]
3. To consider and act upon a proposal to approve and adopt the Johnson Outdoors Inc. 2009 Employees' Stock Purchase Plan.	[ ] [ ] [ ]
4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Signatures must match the name(s) that appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
_______________________________ _____ Signature [PLEASE SIGN WITHIN BOX] Date	_______________________________ _____ Signature (Joint Owners) Date

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders Meeting, which will be held at Johnson Outdoors' headquarters in Racine, Wisconsin on Tuesday, March 2, 2010, at 10 a.m. Central Standard Time (CST). These materials include our 2009 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Form 10-K Annual Report saved as an Adobe Acrobat document and a link to a free download of Adobe Acrobat Reader, if required. A printed copy of our Form 10-K is also available.To request one, please email proxy@johnsonoutdoors.com, cal1 262.631.6600 ext. 6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative, quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2009 Annual Report available online at www.johnsonoutdoors.com. Providing this report electronically reflects our continued focus on "green" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M 18896-P88092

Class B -Common Stock

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders
March 2, 2010 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Tuesday, March 2, 2010 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1, FOR THE APPROVAL AND ADOPTION OF THE JOHNSON OUTDOORS INC. 2010 LONG-TERM STOCK INCENTIVE PLAN (THE" JOI LTIP") AND FOR THE APPROVAL AND ADOPTION OF THE JOHNSON OUTDOORS INC. 2009 EMPLOYEES' STOCK PURCHASE PLAN (THE "JOI ESPP").

Continued and to be signed on reverse side

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS :

M 18895-P88092 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 JOHNSON OUTDOORS INC.                          For    Withold     For All
                                                                              All          All        Except
 The Board of Directors recommends that you    [ ]            [ ]            [ ]
 vote FOR the following :

 Vote on Directors
1. Election of Directors
Nominees :
01) Helen P Johnson-Leipold
02) Thomas F Pyle, Jr.
03) Edward F. Lang
04) W. Lee McCollum

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee(s) on the line below. _____________________________
Vote on Proposals	For Against Abstain
2. To consider and act upon a proposal to approve and adopt the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan.	[ ] [ ] [ ]
3. To consider and act upon a proposal to approve and adopt the Johnson Outdoors Inc. 2009 Employees' Stock Purchase Plan.	[ ] [ ] [ ]
4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Signatures must match the name(s) that appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
_______________________________ _____ Signature [PLEASE SIGN WITHIN BOX] Date	_______________________________ _____ Signature (Joint Owners) Date

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders Meeting, which will be held at Johnson Outdoors' headquarters in Racine, Wisconsin on Tuesday, March 2, 2010, at 10 a.m. Central Standard Time (CST). These materials include our 2009 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Form 10-K Annual Report saved as an Adobe Acrobat document and a link to a free download of Adobe Acrobat Reader, if required. A printed copy of our Form 10-K is also available. To request one, please email proxy@johnsonoutdoors.com, call 262.631.6600 ext 6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative, quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2009 Annual Report available online at www.johnsonoutdoors.com. Providing this report electronically reflects our continued focus on "green" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the internet by following the instructions supplied on this proxy card .

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M18892-P88092

401 (k) Plan

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders
March 2, 2010 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Tuesday, March 2, 2010 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, A PARTICIPANT IN THE JOHNSON OUTDOORS INC. RETIREMENT AND SAVINGS PLAN (THE" PLAN.") IF A PLAN PARTICIPANT DOES NOT PROVIDE VOTING DIRECTIONS BY FEBRUARY 24,2010, THE SHARES ATIRIBUTABLE TO THE PARTICIPANT'S ACCOUNT WILL BE VOTED BY THE PLAN TRUSTEE IN THE SAME PROPORTION AS THE VOTES CAST BY THE OTHER RETIREMENT AND SAVINGS PLAN PARTICIPANTS.

Continued and to be signed on reverse side

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET -www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS :

M 18895-P88092 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 JOHNSON OUTDOORS INC.                          For    Withold     For All
                                                                              All        All          Except
 The Board of Directors recommends that you    [ ]          [ ]             [ ]
 vote FOR the following :

  Vote on Directors
1. Election of Directors
Nominees :
01) Terry E. London
02) John M. Fahey, Jr

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the nominee(s) on the line below. _____________________________
Vote on Proposals	For Against Abstain
2. To consider and act upon a proposal to approve and adopt the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan.	[ ] [ ] [ ]
3. To consider and act upon a proposal to approve and adopt the Johnson Outdoors Inc. 2009 Employees' Stock Purchase Plan.	[ ] [ ] [ ]
4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signatures must match the name(s) that appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.
_______________________________ _____ Signature [PLEASE SIGN WITHIN BOX] Date	_______________________________ _____ Signature (Joint Owners) Date